Fulfillment expense	12 Months Ended
Dec. 31, 2023
Fulfillment expense
Fulfillment expense
24 Fulfillment expense
Fulfillment expense is comprised of the following:

	For the year ended December 31,
In thousands of USD	2021(1)	2022(1)	2023
Fulfillment staff costs	18,747	20,062	13,293
Fulfillment centers expense	4,978	6,057	2,630
Freight and shipping expense	50,971	50,664	27,961
Fulfillment expense	74,696	76,783	43,884
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(1)Re-presented for discontinued operations. See Note 6.
Fulfillment expense decreased by 42.8% from USD 76.8 million in 2022 to USD 43.9 million in 2023. On a per Order basis, fulfillment expense decreased from $2.79 to $2.06, driven by foreign exchange effects, the reduction in the number of orders and cost reduction initiatives